U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934



Date of Report (Date of earliest event reported): June 17, 2004
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                           HIENERGY TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


          DELAWARE           0 - 32093             91-2022980
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       (State or other       (Commission          (I.R.S. Employer
        Jurisdiction         File Number)        Identification No.)
      of incorporation)



         1601B ALTON PARKWAY
          IRVINE, CALIFORNIA                              92606
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    (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:     949.757.0855
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          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE


HiEnergy Technologies, Inc. ("we", "us" or the "Company") files this report on Form 8-K to report that on July 8, 2004, HiEnergy's technical team is scheduled to demonstrate and test the operation of its stoichiometric CarBomb Finder(TM), at the ACING-CID ("The International Center for Demining") in Hoyo de Manzanares near Madrid, Spain. Our prototype device, the CarBomb Finder(TM), is designed to identify dangerous or illicit substances through metal barriers without physical penetration of the barriers using stoichiometric technology. "Stoichiometric" means the ability to quantitatively decipher empirical chemical formulas of unknown substances.

In September 2003, at our test site in Irvine, California, we performed two days of on-site demonstrations for the Security Manager and Director of Equipment and Installations of the Directorate of Spanish Airports and Navigation ("AENA"). During this visit, the Spanish officials performed dozens of tests with our stoichiometric technology and successfully detected both nitrogen-based and potassium chlorine-based explosives. As a result of these on-site demonstrations, we entered into a Memorandum of Understanding with the Directorate of Spanish Airports and Navigation on October 6, 2003, pursuant to which we agreed to make our CarBomb Finder(TM) available for testing. The demonstration and test that was contemplated in the Memorandum is scheduled to take place on July 8, 2004.

ITEM 9. REGULATION FD DISCLOSURE


The Company wishes to respond to questions from investors and to provide clarification in regards to news stories concerning the Securities and Exchange Commission's filing of an application for order requiring compliance with administrative subpoenas. The application that was filed on June 10, 2004 with the U.S. District Court, District of Columbia contains allegations that link Lines Overseas Management, Ltd. with trading activity involving several companies, including HiEnergy Technologies, Inc.

It is a matter of record that on April 25, 2002, Dr. Bogdan Castle Maglich, and his several long-time scientific and business associates, and the few former HiEnergy Microdevices stockholders, acquired approximately 65% of the outstanding stock of HiEnergy Technologies.

Dr. Maglich has stated unequivocally, "We are certain that the persons mentioned in the application have no voice in our management or even access to our officers and directors." Our present board of directors, officers and all other personnel have been proposed by Dr. Maglich.

The Company has commented on the SEC investigation concerning this application in its prior reports. The Company remains committed to cooperating with the SEC in this investigation.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   HIENERGY TECHNOLOGIES, INC.


June 17, 2004                      by: /s/ Bogdan C. Maglich
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(Date)                              Name: Bogdan C. Maglich,
                                          Chief Executive Officer,
                                          Chairman of the Board, President
                                          and Treasurer